UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Principal Independent Registered Public Accounting Firm

On July 27, 2022 (the “Dismissal Date”), the Audit Committee (the “Audit Committee”) of the Board of Directors of ProMIS Neurosciences Inc. (“we” or the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s principal independent registered public accounting firm effective immediately.

The reports of PwC on the consolidated financial statements of the Company for the fiscal years ended December 31, 2021 and December 31, 2020 prepared in accordance with International Financial Report Standards did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020, and through the Dismissal Date, there were: (i) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the financial statements of the Company for such years; and (ii) no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that PwC furnish the Company with a copy of their letter addressed to the Securities and Exchange Commission (“SEC”) pursuant to Item 304(a)(3) of Regulation S-K, stating whether PwC agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K. A copy of PwC’s letter to the SEC dated July 28, 2022 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Principal Independent Registered Public Accounting Firm

On December 13, 2022, the Audit Committee designated Baker Tilly US, LLP (“Baker Tilly”) as the Company’s principal independent registered public accounting firm, which designation became effective on the Dismissal Date. As reported in the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on June 22, 2022, as amended on June 30, 2022 and July 1, 2022 (the “Registration Statement”), Baker Tilly was engaged to perform an audit (the “U.S. Audit”) in accordance with the standards of the Public Company Accounting Oversight Board of the Company’s financial statements prepared in conformity with accounting principles generally accepted in the U.S. for its fiscal years ended December 31, 2020 and 2021, which financial statements were included in the Registration Statement. Prior to engaging Baker Tilly to conduct the U.S. Audit, neither the Company nor anyone acting on its behalf had consulted with Baker Tilly regarding (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated July 28, 2022 to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: July 29, 2022	By:	/s/ Eugene Williams
Name: Eugene Williams
Title: Chairman and Chief Executive Officer